UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

Union Bankshares, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts!

UNION BANKSHARES, INC.

2024 Annual Meeting

Vote by May 14, 2024
11:59 PM ET
UNION BANKSHARES, INC.
20 LOWER MAIN STREET
P.O. BOX 667
MORRISVILLE, VT 05661
ATTN: KRISTY ADAMS ALFIERI

V38810-P07488

You invested in UNION BANKSHARES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Material for the shareholder meeting to be held on May 15, 2024.

Get informed before you vote
View the Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2024. If you would like to request a copy of the material(s) for this meeting, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll free) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 15, 2024 3:00 p.m., Eastern Time
Stearns Center Performance Space Vermont State University - Johnson Campus 337 College Hill Road Johnson, VT 05656

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares in person.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to view the proxy materials for the meeting and to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors - To fix the number of Directors at nine, or such lesser number as circumstances require, and to elect the Nominees listed below. (All terms expire at the next annual meeting.)
Nominees:
1a.	Joel S. Bourassa
1b.	Dawn D. Bugbee
1c.	Mary K. Parent
1d.	Nancy C. Putnam
1e.	Gregory D. Sargent
1f.	Timothy W. Sargent
1g.	David S. Silverman
1h.	Janet P. Spitler
1i.	Cornelius J. Van Dyke
2.	To approve the Union Bankshares, Inc. 2024 Equity Incentive Plan.
3.	To ratify the appointment of the independent registered public accounting firm of Berry Dunn McNeil & Parker, LLC as the Company’s external auditors for 2024.
NOTE: This proxy conveys discretionary authority to vote in accordance with the recommendations of the Board of Directors on such other business as may properly come before the meeting or any adjournment thereof.

NOTICE OF MEETING: The Annual Meeting of Shareholders of Union Bankshares, Inc. will be held on Wednesday, May 15, 2024 at 3:00 p.m. Eastern Time at the Stearns Center Performance Space, Vermont State University - Johnson Campus, 337 College Hill Road, Johnson, VT. The proposals to be voted on at the meeting are listed above, along with the voting recommendations of the Board of Directors. We encourage you to access and view all of the important information in the proxy materials before voting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V38811-P07488